Exhibit 10.61

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality requested. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the United States Securities and Exchange Commission.

December 8, 2008

Seventh Joint Memorandum by Microsoft Corporation (“Microsoft”) and Novell, Inc. (“Novell”)

Re:	Modifications to Multi-Year Subscription Restriction and Delivery Schedule

Background on Prior Joint: Memoranda/Amendments: On November 2, 2006, Microsoft and Novell entered into a Business Collaboration Agreement (“Original BCA”). The Original BCA defines the terms and conditions under which Novell will sell to Microsoft for distribution to prospective shared customers and other SUSE Linux Enterprise Server (“SLES”) licensees, the right to enroll in SLES support subscriptions (“Prepaid Subscription Rights”).

On December 28, 2006, the parties executed a Joint Memorandum (“BCA Amendment #1”) regarding participation by the parties respective Irish subsidiaries in the Original BCA. On January 16, 2007, the parties executed a First Amended and Restated Business Collaboration Agreement, superseding tee Original BOA (such First Amended and Restated Business Collaboration Agreement, the “BCA”). Also on January 16, 2007, the parties executed a Second Joint Memorandum (“BCA Amendment #2”) regarding the impact of a January 16, 2007 participation agreement entered into between the parties’ respective Irish subsidiaries in the BCA. On May 1, 2007 the parties executed a Third Joint Memorandum (“BCA Amendment #3”) regarding certain expanded SLES subscriptions available under Prepaid Subscription Rights. On December 21, 2007, the parties executed a Fourth Joint Memorandum (“BCA Amendment #4”) regarding promotion of SLES licenses in the Asia Pacific region. On January 17, 2008, the parties executed a Fifth Joint Memorandum (“BCA Amendment #5”) regarding the creation of SLES High Performance Computing Subscriptions, On April 10, 2008, the parties executed a Sixth Joint Memorandum (“BCA Amendment #6”) regarding the territorial restrictions on the Asia Pacific Commitment.

This Seventh Joint Memorandum: This Seventh Joint Memorandum (“BCA Amendment #7”) is entered into as of December 8, 2008 (“7th Memorandum Effective Date”) and is written to modify the multi-year subscription and delivery schedule required by the BCA. All capitalized terms not defined herein shall have the same meaning as set forth in the BCA. or the applicable amendment.

Amendment: The following BCA amendments apply solely to modify the multi-year subscription restriction and delivery schedule for all Prepaid Subscription Rights remaining available for distribution under the BCA. The BCA (and all amendments thereto is hereby modified as follows:

1.	Section 4.2(a) is amended by deleting the following, second sentence of the paragraph:

Microsoft may use [***] (or such other proportion on which the parties may otherwise agree) of the Total Minimum Commitment to purchase Prepaid Subscription Rights for SLES Subscriptions with a duration of more then one (“Multi-Year Subscriptions”).

2.	Section 4.2(a) of the BCA is amended by replacing the final two sentences of the paragraph with the following language:

Notwithstanding anything to the contrary, the parties will recalculate, [***], Microsoft’s minimum quarterly purchase/ordering requirement according to [***].

3.	Termination: This BCA Amendment #7 shall run concurrently with the BCA and be subject to the same termination provisions.

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4.	Effect. Except as expressly amended and supplemented by this BCA Amendment #7, the parties hereby ratify and confirm that terms and conditions of the BCA remain in full force and effect.

5.	Counterparts. This BCA Amendment #7 may be executed in counterparts, each of which shall be deemed an original, but each together shall constitute one and the same instrument. For purposes hereof, a facsimile copy of this BCA Amendment #7, including the signature pages hereto, shall be deemed to be an original. Nothwithstanding the foregoing, the parties shall deliver original signature copies of this BCA Amendment #7 to the other party as soon as practicable following execution thereof.

Accepted and Agreed by Novell, Inc.	Accepted and Agreed by Microsoft Corp.
Signature: /s/ Ryan J. Taylor	Signature: /s/ Horacio Gutierrez
Printed Name: Ryan J. Taylor	Printed Name: Horacio Gutierrez
Title: Director, Contracts	Title: VP and Deputy General Counsel Microsoft Corp.
Date: 12/22/2008	Date: 12/8/2008

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